UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): July 19, 2005


                            O'REILLY AUTOMOTIVE, INC.


             (Exact Name of Registrant as Specified in Its Charter)


         Missouri                                      44-0618012
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(State or Other Jurisdiction                  (IRS Employer Identification No.)
     of Incorporation)

                                233 S. Patterson
                           Springfield, Missouri 65802
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               (Address of Principal Executive Offices)(Zip Code)


                                  417-862-6708
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              (Registrant's Telephone Number, Including Area Code)


                                (Not Applicable)
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         (Former name or former address, if changed since last report.)


ITEM 7.01 REGULATION FD DISCLOSURE

     The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 21, 2005
                                     O'REILLY AUTOMOTIVE, INC.

                                     By:/s/ James R. Batten
                                     -------------------------------------------
                                     James R. Batten
                                     Executive Vice President of Finance
                                      Chief Financial Officer and Treasurer
                                      (principal financial officer)

                                  EXHIBIT INDEX

Exhibit
Number         Description
------         -----------------------------------------------------------------

 99.1          Press Release dated July 19, 2005



FOR IMMEDIATE RELEASE

For further information contact:                         Greg Henslee
                                                         James R. Batten
                                                         (417) 862-3333
________________________________________________________________________________

             O'REILLY AUTOMOTIVE, INC. ANNOUNCES 2005 SECOND QUARTER
                      EARNINGS RELEASE AND CONFERENCE CALL
________________________________________________________________________________

Springfield, MO, July 19, 2005 - O'Reilly Automotive, Inc. (the "Company") (Nasdaq: ORLY) announced the release date for second quarter 2005 earnings as Tuesday, July 26, 2005, with a conference call to follow Wednesday, July 27, 2005.

The Company's second quarter 2005 earnings will be released after 5:30 p.m. central time on Tuesday, July 26, 2005, and can be viewed, at that time, on the Company's website at www.oreillyauto.com by clicking on "News".

Investors are invited to listen to the Company's conference call discussing the financial results for the second quarter of 2005, on July 27, 2005, at 10:00 a.m. central time, via webcast on the Company's website at www.oreillyauto.com by clicking on "News". A replay of the call will also be available on the Company's website following the conference call.

O'Reilly Automotive, Inc. is one of the largest specialty retailers of automotive aftermarket parts, tools, supplies, equipment and accessories in the United States, serving both the do-it-yourself and professional installer markets. Founded in 1957 by the O'Reilly family, the Company operated 1,286 stores within the states of Alabama, Arkansas, Florida, Georgia, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Mississippi, Missouri, Nebraska, North Carolina, Oklahoma, South Carolina, Tennessee, Texas and Virginia as of March 31, 2005.